EXHIBIT 99.13

PERFORMANCE CALCULATIONS

                                                                   EXHIBIT 99.13

                                   Edgar1Yr

                 Pacific One Variable Annuity Separate Account
              Schedule for Computation of Performance Quotations
                      Average Initial Premium = $80,000.
--------------------------------------------------------------------------------

Last Year Ending 12/31/97


                    Money Mkt      Mgd Bond     Govt Secty    High Yield   Equity Income   Multi-Strat     Intern'l
Start Date           12/31/96      12/31/96       12/31/96      12/31/96        12/31/96      12/31/96     12/31/96
Beginning AUV       10.356036     10.274757      10.144127     10.961721       11.657031     11.032656    11.843494
End Date             12/31/97      12/31/97       12/31/97      12/31/97        12/31/97      12/31/97     12/31/97
Ending AUV          10.751784     11.137453       10.95187      11.82987       14.783078     13.014333    12.762569
Annual Fee ($40)   $     0.50    $     0.50     $     0.50    $     0.50      $      -     $      0.50   $     0.50
CDSC               $     -       $     -        $     -       $     -         $      -     $       -     $      -
Ending ERV         $ 1,037.71    $ 1,083.46     $ 1,079.13    $ 1,078.70      $ 1,268.17   $  1,179.12   $ 1,077.10
AATR W/Drawal            3.77%         8.35%          7.91%         7.87%          26.82%        17.91%        7.71%


                 Equity Index    Growth LT       Equity   Bond + Income   Emerg Mkts   Aggsv Eqty
Start Date           12/31/96     12/31/96     12/31/96        12/31/96     12/31/96     12/31/96
Beginning AUV       11.968901    11.613700    12.593450        9.791233     9.574244    10.672142
End Date             12/31/97     12/31/97     12/31/97        12/31/97     12/31/97     12/31/97
Ending AUV           15.69257    12.707541    14.676255       11.231117     9.281881    10.921505
Annual Fee ($40)   $      -     $     0.50        $0.50      $     0.50    $    0.50   $     0.50
CDSC               $      -     $      -      $     -        $      -      $    0.00   $     0.00
Ending ERV         $ 1,311.11   $ 1,093.69    $1,164.89      $ 1,146.56    $  968.96     1,022.87
AATR W/Drawal           31.11%        9.37%       16.49%          14.66%       -3.10%        2.29%

Dollar Values are per $1000 of initial premium
Average Annual Total Return (AATR) of Surrender Value = [ERV/$1000]-1 $40 Annual Fee waived if contract value over $100,000

                                   Edgar3Yr


                 Pacific One Variable Annuity Separate Account
              Schedule for Computation of Performance Quotations
                      Average Initial Premium = $80,000.
--------------------------------------------------------------------------------

Last 3 Years ending 12/31/97


                   Money Mkt      Mgd Bond     Govt Secty    High Yield  Equity Income   Multi-Strat     Intern'l
Start Date          12/30/94      12/30/94       12/30/94      12/30/94       12/30/94      12/30/94     12/30/94
Beginning AUV       9.603907      8.514737       8.530157      8.519994       7.624217      8.048181     9.038482
End Date            12/31/97      12/31/97       12/31/97      12/31/97       12/31/97      12/31/97     12/31/97
Ending AUV         10.751784     11.137453      10.951870     11.829870      14.783078     13.014333    12.762569
Annual Fee ($40)  $     1.50         $1.00     $     1.00    $     0.50  $         -      $     0.50   $     0.50
CDSC              $      -      $      -       $      -      $      -    $         -      $      -     $      -
Ending ERV        $ 1,117.96    $ 1,306.92     $ 1,282.81    $ 1,387.89  $    1,938.96    $ 1,616.40   $ 1,411.38
AATR W/Drawal           3.79%         9.33%          8.66%        11.55%         24.70%        17.36%       12.17%


                 Equity Index     Growth LT       Equity    Bond + Income   Emerg Mkts    Aggsv Eqty
Start Date           12/30/94      12/30/94     12/30/94         12/30/94       N/A           N/A
Beginning AUV        7.347206      7.409890     8.171504         7.592276
End Date             12/31/97      12/31/97     12/31/97         12/31/97
Ending AUV          15.692570     12.707541    14.676255        11.231117
Annual Fee ($40)   $      -      $      -     $     0.50       $      -
CDSC               $      -      $     0.00   $      -         $      -
Ending ERV         $ 2,135.86    $ 1,714.94   $ 1,795.29       $ 1,479.28
AATR W/Drawal           28.78%        19.70%       21.54%           13.94%

Dollar Values are per $1000 of initial premium
Average Annual Total Return (AATR) of Surrender Value = [(ERV/$1000) to the power of (1/3)]-1
$40 Annual Fee waived if contract value over $100,000

                                   Edgar5Yr

                 Pacific One Variable Annuity Separate Account
              Schedule for Computation of Performance Quotations
                      Average Initial Premium = $80,000.
--------------------------------------------------------------------------------

Last 5 Years ending 12/31/97


                     Money Mkt      Mgd Bond     Govt Secty    High Yield   Equity Income   Multi-Strat     Intern'l
Start Date            12/31/92      12/31/92       12/31/92      12/31/92        12/31/92      12/31/92     12/31/92
Beginning AUV         9.278833      8.199955       8.342795      7.393702        7.260880      7.690714     6.940174
End Date              12/31/97      12/31/97       12/31/97      12/31/97        12/31/97      12/31/97     12/31/97
Ending AUV           10.751784     11.137453      10.951870     11.829870       14.783078     13.014333    12.762569
Annual Fee ($40)    $     2.50    $     1.50     $     2.00    $     1.00      $     1.00    $     1.00   $     -
CDSC                $      -      $      -       $      -      $      -        $      -      $      -     $     -
Ending ERV          $ 1,156.05    $ 1,356.41     $ 1,310.40    $ 1,598.61      $ 2,034.07    $ 1,690.62   $ 1,838.94
AATR W/Drawal             2.94%         6.29%          5.56%         9.84%          15.26%        11.07%       12.96%


                  Equity Index   Growth LT         Equity    Bond + Income   Emerg Mkts    Aggsv Eqty
Start Date            12/31/92      N/A           12/31/92        12/31/92       N/A           N/A
Beginning AUV         6.835878                    7.454115        7.136625
End Date              12/31/97                    12/31/97        12/31/97
Ending AUV           15.692570                   14.676255       11.231117
Annual Fee ($40)    $     1.00                  $     1.00      $     1.00
CDSC                $      -                    $      -        $      -
Ending ERV          $ 2,293.49                  $ 1,967.12      $ 1,572.32
AATR W/Drawal            18.06%                      14.49%           9.47%

Dollar Values are per $1000 of initial premium
Average Annual Total Return (AATR) of Surrender Value = [(ERV/$1000) to the power of (1/5)]-1
$40 Annual Fee waived if contract value over $100,000

                                   Edgar10Yr



                 Pacific One Variable Annuity Separate Account
              Schedule for Computation of Performance Quotations
                      Average Initial Premium = $80,000.
--------------------------------------------------------------------------------

Last 10 Years ending 12/31/97


                Money Mkt   Mgd Bond   Govt Secty   High Yield   Equity Income  Multi-Strat  Intern'l
Start Date         N/A          N/A         N/A           N/A           N/A           N/A        N/A
Beginning AUV
End Date
Ending AUV
Annual Fee ($40)
CDSC
Ending ERV
AATR W/Drawal


             Equity Index   Growth LT     Equity    Bond + Income   Emerg Mkts   Aggsv Eqty
Start Date       N/A           N/A      12/31/87         12/31/87       N/A          N/A
Beginning AUV                           4.255963         4.430472
End Date                                12/31/97         12/31/97
Ending AUV                             14.676255        11.231117
Annual Fee ($40)                      $     0.50       $     1.50
CDSC                                  $      -         $      -
Ending ERV                            $ 3,446.77       $ 2,531.69
AATR W/Drawal                              13.17%            9.73%

Dollar Values are per $1000 of initial premium
Average Annual Total Return (AATR) of Surrender Value = [(ERV/$1000) to the power of (1/10)]-1
$40 Annual Fee waived if contract value over $100,000

                                EdgarFundIncep

                 Pacific One Variable Annuity Separate Account
              Schedule for Computation of Performance Quotations
                      Average Initial Premium = $80,000.
--------------------------------------------------------------------------------

From Inception of Fund



                   Money Mkt      Mgd Bond     Govt Secty    High Yield   Equity Income   Multi-Strat      Intern'l
Start Date            1/4/88        1/4/88         1/4/88        1/4/88          1/4/88        1/4/88        1/4/88
Beginning AUV       7.340021      5.184201       5.409269      4.737509        4.348104      4.848630      6.046630
End Date            12/31/97      12/31/97       12/31/97      12/31/97        12/31/97      12/31/97      12/31/97
Ending AUV         10.751784     11.137453       10.95187      11.82987       14.783078     13.014333     12.762569
Days                    3649          3649           3649          3649            3649          3649          3649
Annual Fee ($40)  $     2.00    $     1.00      $    1.00     $    1.50      $     1.00    $     1.00    $     1.50
CDSC              $      -      $      -        $     -       $     -        $      -      $      -      $      -
Ending ERV        $ 1,462.26    $ 2,146.43      $ 2,022.83    $2,493.62      $ 3,396.92    $ 2,681.78    $ 2,107.97
AATR W/Drawal           3.87%         7.94%          7.30%         9.57%          13.01%        10.37%         7.74%


                 Equity Index     Growth LT        Equity    Bond + Income    Emerg Mkts    Aggsv Eqty
Start Date            1/30/91        1/3/94        1/3/84           1/3/84        4/1/96        4/1/96
Beginning AUV        5.257292      6.634056      2.515479         2.629096     10.000000     10.000000
End Date             12/31/97      12/31/97      12/31/97         12/31/97      12/31/97      12/31/97
Ending AUV           15.69257     12.707541     14.676255        11.231117      9.281881     10.921505
Annual Fee ($40)         2527          1458          5111             5111           639           639
CDSC                $    0.50    $     0.50    $     0.50       $     0.50    $     1.00    $     1.00
Ending ERV          $     -      $      -      $      -         $      -      $      -      $      -
AATR W/Drawal       $2,983.69    $ 1,914.64    $ 5,831.69       $ 4,269.98    $   927.23    $ 1,091.06
                        17.10%        17.66%        13.42%           10.92%        -4.22%         5.10%

Dollar Values are per $1000 of initial premium
Average Annual Total Return (AATR) of Surrender Value = [(ERV/$1000) to the power of (365/# of days)]-1
$40 Annual Fee waived if contract value over $100,000

                               EdgarSepAcctincep

                 Pacific One Variable Annuity Separate Account
              Schedule for Computation of Performance Quotations
                      Average Initial Premium = $80,000.
--------------------------------------------------------------------------------

From Inception of Separate Account


                  Money Mkt      Mgd Bond     Govt Secty    High Yield   Equity Income    Multi-Strat      Intern'l
Start Date           1/2/96        1/2/96         1/2/96        1/2/96          1/2/96         1/2/96        1/2/96
Beginning AUV     10.000000     10.000000      10.000000     10.000000       10.000000      10.000000     10.000000
End Date           12/31/97      12/31/97       12/31/97      12/31/97        12/31/97       12/31/97      12/31/97
Ending AUV        10.751784     11.137453       10.95187      11.82987       14.783078      13.014333     12.762569
Days                    729           729            729           729             729            729           729
Annual Fee ($40) $     1.00    $     1.00     $     1.00    $     1.00      $     0.50     $     0.50    $     0.50
CDSC             $      -      $      -       $      -      $      -        $      -       $      -      $      -
Ending ERV       $ 1,073.66    $ 1,112.20     $ 1,093.64    $ 1,181.45      $ 1,477.67     $ 1,300.84    $ 1,275.71
AATR W/Drawal          3.62%         5.47%          4.58%         8.71%          21.59%         14.08%        12.97%


                   Equity Index     Growth LT        Equity    Bond + Income     Emerg Mkts     Aggsv Eqty
Start Date               1/2/96        1/2/96        1/2/96           1/2/96        4/17/96        4/17/96
Beginning AUV         10.000000     10.000000     10.000000        10.000000      10.102463       9.908720
End Date               12/31/97      12/31/97      12/31/97         12/31/97       12/31/97       12/31/97
Ending AUV             15.69257     12.707541     14.676255        11.231117       9.281881      10.921505
Annual Fee ($40)            729           729           729              729            623            623
CDSC                 $     0.50    $     0.50    $     0.50       $     1.00     $     1.00     $     1.00
Ending ERV           $      -      $      -      $      -         $      -       $      -       $      -
AATR W/Drawal        $ 1,568.60    $ 1,270.20    $ 1,467.04       $ 1,121.53     $   917.82     $ 1,101.12
                          25.28%        12.72%        21.15%            5.91%         -4.90%          5.81%

Dollar Values are per $1000 of initial premium
Average Annual Total Return (AATR) of Surrender Value = [(ERV/$1000) to the power of (365/# of days)]-1
$40 Annual Fee waived if contract value over $100,000